[ARMOR HOLDINGS, INC LOGO]

                              ARMOR HOLDINGS, INC.
                            2005 STOCK INCENTIVE PLAN
                           STOCK BONUS AWARD AGREEMENT

         STOCK BONUS AWARD AGREEMENT (the "Agreement") made as of this
<<NUMBERDATE>> day of <<MONTH>>, <<YEAR>>, by and between Armor Holdings, Inc., a Delaware corporation, having its principal office at 1400 Marsh Landing
Parkway, Suite 112, Jacksonville, FL 32250 (the "Company"), and <<FIRSTNAME>>
<<LASTNAME>>, an individual residing in <<CITYSTATE>> (the "Employee").
Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2005 Stock Incentive Plan.

         WHEREAS, the Company has heretofore adopted the Armor Holdings, Inc.
2005 Stock Incentive Plan (the "Plan") for the benefit of certain employees, officers, directors, consultants, independent contractors and advisors of the
Company or Subsidiaries of the Company, which Plan has been approved by the
Company's stockholders; and the Employee is a valued and trusted employee of the
Company and/or one of its subsidiaries; and

         WHEREAS, the Company believes it to be in the best interests of the
Company to secure the future services of the Employee by providing the Employee with an inducement to remain an employee of the Company and/or one of its
Subsidiaries through the grant of a stock grant in the Company.

         NOW, THEREFORE, the parties agree as follows:

1. STOCK GRANT. Subject to the provisions hereinafter set forth and the terms and conditions of the Plan, the Company hereby grants to the Employee, as of
<<GRANTDATE>> (the "Grant Date"), a stock Grant, subject to the vesting schedule set forth below, of up to an aggregate of <<AMOUNTOFSHARES>> shares (the "Grant
Shares") of common stock of the Company, par value $.01 per share (the "Common
Stock"), such number being subject to adjustment as provided in the Plan. As more fully described below, the Grant Shares granted hereby are subject to forfeiture by the Employee if certain criteria are not satisfied.

2. VESTING.

         (a) The Grant Shares shall vest and become non-forfeitable in accordance with the following schedule:

                                            Earned Portion of
                  Vesting Date              Grant Shares
                  ------------              ------------

                  <<VESTINGDATE1>>          <<SHARES>>
                  <<VESTINGDATE2>>          <<SHARES1>>
                  <<VESTINGDATE3>>          <<SHARES2>>
                  <<VESTINGDATE4>>          <<SHARES4>>
                  <<VESTINGDATE5>>          <<SHARES5>>

         (b) Notwithstanding the vesting schedule set forth above, such vesting schedule may be accelerated by the Board of Directors or the Compensation
Committee of the Board of Directors (the "Committee") in their sole decision.

         (c) Upon the vesting date the earned portion of the Grant Shares shall be issued to the Employee in accordance with the Plan and the terms hereof including Section 3 below.

         (d) If the Employee is terminated by the Company or its Subsidiaries for Cause (as defined in the Plan) or voluntarily terminates employment by the
Company or its Subsidiaries, prior to the satisfaction of the vesting provisions set forth above, no further portion of the Grant Shares shall become vested pursuant to this Agreement and such unvested Grant Shares shall be forfeited effective as of the date that the Employee ceases to be so employed by the
Company.

         (e) Nothing in the Plan or this Agreement shall confer on Employee any right to continue in the employ of, or other relationship with, the Company or any Subsidiary of the Company, or limit in any way the right of the Company or any Affiliate or Subsidiary of the Company to terminate Employee's employment or other relationship at any time, with or without Cause. This Agreement does not constitute an employment contract. This Agreement does not guarantee employment for the length of time of the Vesting Schedule or for any portion thereof.

         (f) Tax Consequences. Employee understands that Employee may suffer adverse tax consequences as a result of the grant, vesting or disposition of the
Grant Shares. Employee represents that Employee has consulted with his or her own independent tax consultant(s) as Employee deems advisable in connection with the grant, vesting or disposition of the Grant Shares and that Employee is not relying on the Company for any tax advice.

3. ISSUANCE AND WITHHOLDING.

         (a) Upon vesting, the Company shall issue the earned Grant Shares registered in the name of Employee, Employee's authorized assignee, or
Employee's legal representative, and shall deliver certificates representing the
Grant Shares.

         (b) Subject to Section 16 below, prior to the issuance of the Grant
Shares, Employee must pay or provide for any applicable federal or state withholding obligations of the Company.

4. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of Grant
Shares shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or quotation system on which the
Company's Common Stock may be listed at the time of such issuance or transfer

5. NON-TRANSFERABILITY. Until the Grant Shares shall be vested and issued and until the satisfaction of any and all other conditions specified herein, the
Grant Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee, other than by will or by the laws of descent and distribution, except upon the written consent of the Company and, in any case, in compliance with the terms and conditions of this Agreement. The terms of this Stock Grant shall be binding upon the executors, administrators, successors and assigns of Employee.

6. PRIVILEGES OF STOCK OWNERSHIP. Employee shall not have any of the rights of a stockholder with respect to any Grant Shares until the Grant Shares are issued to Employee.

7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Employee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the
Company and Employee.

8. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This
Agreement and the Plan constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

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9. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate
Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Employee shall be in writing and addressed to
Employee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this
Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Employee and Employee's heirs, executors, administrators, legal representatives, successors and assigns.

11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to agreements made and to be performed entirely within such state, other than conflict of laws principles thereof directing the application of any law other than that of
Delaware.

12. ACCEPTANCE. Employee hereby acknowledges receipt of a copy of the Plan and this Agreement. Employee has read and understands the terms and provisions thereof, and accepts this stock Grant subject to all the terms and conditions of the Plan and this Agreement. Employee acknowledges that there maybe adverse tax consequences upon the grant or the vesting of this stock Grant, issuance or disposition of the Grant Shares and that the Company has advised Employee to consult a tax advisor regarding the tax consequences of the grant, vesting, issuance or disposition.

13. COVENANTS OF THE EMPLOYEE The Employee agrees (and for any proper successor hereby agrees) upon the request of the Committee, to execute and deliver a certificate, in form reasonably satisfactory to the Committee, regarding applicable Federal and state securities law matters.

14. OBLIGATIONS OF THE COMPANY

         (a) Notwithstanding anything to the contrary contained herein, neither the Company nor its transfer agent shall be required to issue any fraction of a share of Common Stock, and the Company shall issue the largest number of whole
Grant Shares of Common Stock to which Employee is entitled and shall return to the Employee the amount of any unissued fractional share in cash.

         (b) The Company may endorse such legend or legends upon the certificates for Grant Shares issued to the Employee pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Grant Shares as, in its discretion, it determines to be necessary or appropriate to: (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act; or (ii) implement the provisions of the Plan and any agreement between the Company and the Employee or grantee with respect to such Grant Shares.

         (c) The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Grant Shares to Employee, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

         (d) All Grant Shares issued following vesting shall be fully paid and non-assessable to the extent permitted by law.

15. NO SECTION 83(B) ELECTION. Employee shall not file an election with the
Internal Revenue Service under Section 83(b).

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16. WITHHOLDING TAXES. The Employee acknowledges that the Company is not responsible for the tax consequences to the Employee of the granting, vesting or issuance of the Grant Shares, and that it is the responsibility of the Employee to consult with the Employee's personal tax advisor regarding all matters with respect to the tax consequences of the granting, vesting and issuance of the
Grant Shares. The Company shall have the right to deduct from the Grant Shares or any payment to be made with respect to the Grant Shares any amount that federal, state, local or foreign tax law requires to be withheld with respect to the Grant Shares or any such payment. Alternatively, the Company may require that the Employee, prior to or simultaneously with the Company incurring any obligation to withhold any such amount, pay such amount to the Company in cash or in shares of the Company's Common Stock (including shares of Common Stock retained from the Stock Grant Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Company may reduce the number of shares so issued, transferred or delivered by such number of shares as the Company may deem appropriate to comply with such withholding. The Company may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act, if any.

17. MISCELLANEOUS

         (a) If the Employee loses this Agreement representing the stock Grant granted hereunder, or if this Agreement is stolen, damaged or destroyed, the
Company shall, subject to such reasonable terms as to indemnity as the
Committee, in its sole discretion shall require, replace the Agreement.

         (b) This Agreement cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Agreement and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. A waiver of any right derived hereunder by the Employee shall not be deemed a waiver of any other right derived hereunder.

         (c) This Agreement may be executed in any number of counterparts, but all counterparts will together constitute but one agreement.

         (d) In the event of a conflict between the terms and conditions of this
Agreement and the Plan, the terms and conditions of the Plan shall govern. All capitalized terms used herein but not defined shall have the meanings given to such terms in the Plan.

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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Employee has executed this Agreement in duplicate as of the Date of Grant.

                                              ARMOR HOLDINGS, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              EMPLOYEE

                                              By:
                                                 -------------------------------
                                                 <<FirstName>> <<LastName>>

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